Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, Director and President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2016.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, Director, and Vice President-Tax of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2016.

/s/ David Schulz
David Schulz
Director, and Vice President-Tax

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason Orlandi, Director, Secretary, General Counsel and Senior Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2016.

/s/ Jay Orlandi
Jay Orlandi
Director, Secretary, General Counsel and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Katherine A. Schulze, Director, Deputy General Counsel and Chief Compliance Officer of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2016.

/s/ Katherine A. Schulze
Katherine A. Schulze
Director, Deputy General Counsel and Chief Compliance Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, Director of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2016.

/s/ Mark W. Mullin
Mark W. Mullin
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michiel van Katwijk, Director, Senior Vice President, Chief Financial Officer and Treasurer of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2016.

/s/ Michiel van Katwijk
Michiel van Katwijk
Director, Senior Vice President, Chief Financial Officer and Treasurer